SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2003

                         WAYNE SAVINGS BANCSHARES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                         0-23433                   31-1557791
        --------                         -------                   ----------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)




151 N. Market St., Wooster, Ohio                                        44691
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (330) 264-5767


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events


     On September 30, 2003, Wayne Savings Bancshares, Inc. completed the merger of Wayne Savings Community Bank and Village Savings Bank, F.S.B., the Company's direct and indirect banking subsidiaries, respectively. Wayne Savings Community Bank was the surviving institution in the merger. Village Savings had been operated as a federal stock savings bank subsidiary of Wayne Savings Community Bank and will now be operated as a branch.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  WAYNE SAVINGS BANCSHARES, INC.


DATE:  October 1, 2003            By:      /s/ Charles F. Finn
                                           -------------------------------------
                                           Charles F. Finn
                                           President and Chief Executive Officer



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